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                                                                   EXHIBIT 10.26

                           SECOND AMENDMENT AND WAIVER
                           ---------------------------

         FIRST AMENDMENT TO WARRANT AGREEMENT (this "Amendment"), dated as of August 12, 1998, among VIDEO UPDATE, INC., a Delaware corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below the "Banks") and BANQUE PARIBAS, as Agent (in such capacity, the "Agent"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of March 6, 1998 (as amended modified or supplemented to the date hereof, the "Credit Agreement"); and

         WHEREAS, subject to and on the terms and condition set forth in this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided and the Banks desire to grant the waivers described below;

         NOW, THEREFORE, it is agreed:


I.       Amendments and Waivers to Credit Agreement.

         1. Section 7.08(c) of the Credit Agreement is amended by (i) deleting the word "and" appearing immediately after the text "information systems" contained in the proviso to said Section and inserting a comma in lieu thereof and (ii) inserting the text "and (v) make additional expenditures in connection with the operation of existing stores of the Borrower and its Subsidiaries (but for purposes of this clause (v), excluding, in any event, expenditures constituting, or made in connection with, Permitted Transactions).

         2. Section 8.01(a) of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately prior to the test "the consolidated and consolidating statements" appearing in said Section and (ii) deleting the text "and a detailed schedule" appearing in said Section and inserting the test "(y) a statement setting forth the Consolidated EBITDA and Consolidated Free Cash Flow for such month and (z) a detailed schedule" in lieu thereof.

         3. Section 8 of the Credit Agreement is hereby further amended by inserting the text "inserting the following new Section 8.20 at the end of said
Section:

                           "8.20 Special Covenants relating to the Second
                  Amendment (a) On or prior to the earlier to occur of (i) August 12, 1999 and (ii) the date of the termination of the Total Commitment, the Borrower shall pay to the Agent for the per rata distribution to each of the Banks which has consented to the Second Amendment prior to the close of business on August 12, 1998 (based upon the aggregate Commitments and outstanding Term Loans of each such Bank on August 12, 1998), a consent fee equal to 1/2 to 1% on the sum of (x) the aggregate

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                  Commitments of such Bank as in effect on such date plus (y)
                  the aggregate principal amount of all outstanding Term Loans of such Bank on such date.

                           (b) On or prior to November 12, 1998, the Borrower
                  shall have delivered to the Agent and the Banks a Plan of Action for obtaining additional sources of capital, which Plan of Action shall be in form and substance satisfactory to the Agent and the Banks.

                           (c) Within 7 days after the end of each fiscal month
                  ending on or prior to January 31, 1999, the Borrower shall have delivered to the Agent and the Banks a statement of the Consolidated Revenue for such month, together with a certificate of the chief financial officer or controller of the Borrower certifying as to compliance of the Borrower with the provisions of Section 9.20"


         4. Each of Sections 9.09, 9.13 and 9.14 of the Credit Agreement are hereby amended by (i) deleting the date "May 1, 1998" appearing in the parenthetical in each such Section and inserting the date "August 1, 1998" in lieu thereof and (ii) deleting the date "July 31, 1998" appearing in the parenthetical in each such Section and inserting the date "October 31, 1998" in lieu thereof.

         5. Section 9.11 of the Credit Agreement is hereby amended by (i) deleting the date "May 1, 1998" appearing in the parenthetical in said Section and inserting the date "August 1, 1998" in lieu thereof, (ii) deleting the date "July 31, 1998" appearing in the parenthetical in each such Section and inserting the date "October 31, 1998" in lieu thereof and (iii) deleting the ratios "4.00:1.0", "3.50:1.0" and 3.25:1.0" appearing in the table in said Section opposite the fiscal quarters ended October 31, 1998, January 31, 1999 and April 31, 1999, respectively, and inserting the ratios "5.10:1.0", "4.80:1.0" and "4.50:1.0", respectively, in lieu thereof.

         6. The Banks hereby waive compliance by the Borrower with the financial covenants contained in Sections 9.09, 9.10, 9.11, 9.12, 9.13 and 9.14 of the Credit Agreement for (and only for) the fiscal quarter of the Borrower ending July 31, 1998.

         7. Section 9.12 of the Credit Agreement is hereby amended by (x) deleting the amount "$110,000,000" appearing in clause (ii) of said Section and inserting the amount "$94,000,000" in lieu thereof and (y) inserting the following text at the end of said Section:

               "less the amount of any one-time charge taken by the Borrower as a result of any acceleration of videocassette tape amortization required in connection with the implementation of a revenue sharing arrangement with its videocassette tape suppliers."

         8. Section 9.13 of the Credit Agreement is hereby amended by deleting the amounts "86,750", "$124.750" and "$130,125" appearing in the table in said Section and inserting the amount $26,500", "$56,100" and $86,750", respectively, in lieu thereof.

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         9. Section 9.14 of the Credit Agreement is hereby amended by deleting the amounts "29,050", "$45,800" and "$49,150" appearing in the table in said Section and inserting the amounts "$7,500", "$18,325" and "$29,050", respectively, in lieu thereof.

         10. Section 9 of the Credit Agreement is hereby amended by inserting the following new Section 9.20 at the end of said Section.

                  "9.20 Consolidated Revenue. The Borrower will not permit its Consolidated Revenue for any monthly period, in each case taken as one accounting period, ending on a date set forth below to be less than the amount set forth opposite such date below:

                  FISCAL MONTH ENDED                  AMOUNT
                  ------------------                  ------

                  August 31, 1998                    $21,600,000

                  September 30, 1998                 $19,100,000

                  October 31, 1998                   $20,100,000

                  November 31, 1998                  $21,100,000

                  December 31, 1998                  $24,300,000

                  January 31, 1999                   $24,500,000


         11. Section 10.03 of the Credit Agreement is hereby amended by inserting the text ", 8.20" immediately after the text "8.18" appearing in said Section.

         12. The definition of "Applicable Margin" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the following text immediately following the text "equal to" appearing in said definition:

         "(I) at any time prior to the Initial Compliance Date, (i) in the case of Revolving Loans, Capital Expenditure Loans and A Term Loans maintained as (x) Eurodollar Loans, 4.00% and (y) Base Rate Loans, 3.00%, (ii) in the case of B Term Loans maintained as (x) Eurodollar Loans, 4.25% and (y) Base Rate Loans, 3.25% and (iii) in the case of Swingline Loans, 3.00% and (II) thereafter,"

         13. The definition of "Fees" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text "Section 3.01" and inserting the text "Sections 3.01 and 8.20(a)" in lieu thereof.

         14. The definition of "Pro Forma Basis" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting each reference to "February 1, 1998" appearing in clause (iii) of said definition and inserting the date "August 1, 1998" in lieu thereof, (ii) deleting

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clause (iii) of said definition and inserting the date "August 1, 1998" in lieu thereof, (ii) deleting the parenthetical "(or, in the case of any determination of compliance with Section 9.11, November 1, 1997)" in each place said parenthetical appears in said definition and (iii) deleting the text "(or, November 1, 1997, as the case may be)" appearing in said definition in its entirety.

         15. Section 11 of the Credit Agreement is hereby further amended by inserting the following definitions in said Section in appropriate alphabetical order:

                           "Consolidated Revenue" shall mean, for any period,
                  the total rental revenue and product sale revenue of the Borrower and its Subsidiaries for such period, determined on a consolidated basis.

                           "Second Amendment" shall mean the Second Amendment to
                  this Agreement, dated as of August 7, 1998.

II.      Miscellaneous.

         1. In order to induce the Banks to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 7 of the Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the Second Amendment Effective Date (as defined below), both before and after giving effect to this Amendment.

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged wit the Borrower and the Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) the Borrower and the Banks constituting the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036
Attention: Adam Moniz (facsimile number 212-354-8113), (ii) the Borrower shall have permanently reduced the Total Unutilized Revolving Loan Commitment by an amount equal to $5,000,000 in accordance with the terms of Section 3.02 (a) of the Credit Agreement, (iii) the Agent and the Banks shall have received the opinion of Ernst & Young LLP required to be delivered pursuant to Section 8.01(c) f the Credit Agreement in respect of the fiscal year ended April 30, 1998, which opinion shall be in form and substance

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satisfactory to the Agent and (iv) each of the Banks which has executed and delivered a copy hereof in accordance with the requirements of clause (i) of this Section 5 prior to 3:00PM on August 12, 1998, shall have received a consent fee equal to $75,000.

         6. From and after the Second Amendment Effective Date, all references to the Credit Amendment in the Credit Amendment and the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.

                                     * * *

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                            VIDEO UPDATE, INC.


                                            By: ________________________________
                                                Name:
                                                Title:


                                            BANQUE PARIBAS,
                                                Individually and as Agent


                                            By: ________________________________
                                                Name:
                                                Title:

                                            CAROLINA FIRST BANK


                                            By: ________________________________
                                                Name:
                                                Title:


                                            CREDITANSTALT-BANKVEREIN


                                            By: ________________________________
                                                Name:
                                                Title:

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                                            FIRST SOURCE FINANCIAL LLP


                                            By: ________________________________
                                                Name:
                                                Title:



                                            FLEET NATIONAL BANK OF
                                               MASSACHUSETTS


                                            By: ________________________________
                                                Name:
                                                Title:


                                            MERRILL LYNCH SENIOR FLOATING
                                               RATE FUND LLC


                                            By: ________________________________
                                                Name:
                                                Title:


                                            PPM AMERICA, INC. as agent, on
                                               behalf of Jackson National Life
                                               Insurance Company


                                            By: ________________________________
                                                Name:
                                                Title:



                                            BOEING CAPITAL CORPORATION


                                            By: ________________________________
                                                Name:
                                                Title:

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                                            KEY CORPORATE CAPITAL INC.


                                            By: ________________________________
                                                Name:
                                                Title:


                                            PARIBAS CAPITAL FUNDING LLC


                                            By: ________________________________
                                                Name:
                                                Title:



                                            THE BANK OF NOVA SCOTIA


                                            By: ________________________________
                                                Name:
                                                Title:

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